Right-of-use assets - Amounts recognised in profit or loss (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Right-of-use assets.
Depreciation expense of right-of-use assets	€ 2,882	€ 3,996	€ 3,660
Interest expenses on lease liabilities	637	584	865
Rent expenses - short-term leases	770	7,175	1,695
Rent expense - leases of low-value assets	27	48	33
Total amounts recognized in profit or loss	4,316	11,803	6,253
Total cash outflows for leases	€ 5,111	€ 11,467	€ 6,746